                                LEASE AGREEMENT

        THIS LEASE AGREEMENT made this 1st day of May, 1996, by and between PELICAN BAY PROFESSIONAL VILLAGE ASSOCIATES referred to as the Lessor, and Transworld Nurses, Inc. with its principal offices at 4900 Rt. 33 Suite 100, hereinafter referred to as the Lessee.

                                 WITNESSETH:

        (1) LEASED PREMISES: Lessor hereby leases to the Lessee and the Lessee hereby leases from the Lessor the premises located at PELICAN BAY PROFESSIONAL VILLAGE, 1182 Pelican Bay Drive, Daytona Beach, Volusia County, Florida the premises being a part of a certain shopping center located in and upon the following described real property situated in Volusia County, Florida to wit:

                A portion of Section 35 and 36, Township 15 South, Range 32 East, Volusia County, Florida, and a Portion Daytona Park, Unit No. 1, as Recorded in Map Book 10, pages 26 through 40, of the Public Records of Volusia County, Florida.

together with the right of joint use with others of the sidewalk, driveway, and parking area, but subject to telephone concession rights, present and future. This demise is also subject to the following:

                I. Rights-of-way for streets, alleys, and public utilities;
                   building restrictions, driveway easements, and party-wall agreements;

               II. Existing leases (recorded and unrecorded) and tenancies affecting portions of the demised premises*;

              III. Any state of facts which an accurate survey and/or a
                   personal inspection would disclose;

               IV. Zoning ordinances of the City of Daytona Beach or of the
                   County of Volusia, and any municipality in which the property may hereafter be located, now existing or which may hereafter exist during the life of this lease*; and,

                V. Existing mortgage executed to the Southeast Mortgage Company.

                   *provided same do not adversely affect use of the demised
                    premises

         (2) TERM: Lessee to have and to hold to the above-described premises for a term of (3) three years commencing on May 1, 1996, and terminating April 30, 1999, on the terms and conditions as set forth herein.

         (3) OPTION TO RENEW: If Lessee is not in default beyond the applicable grace period with respect to any terms and conditions contained herein, the Lessee, but not any assignee or sublessee shall have the option to renew this Lease for an additional term of (3) three years on the same terms and conditions as are set forth herein, except the rental for the renewed term shall be based on, at Lessor's option, either the then prevailing rental rate for this property, or on the change in the Consumer Price Index (CPI), provided that Lessee gives written notice of renewal not later than six months prior to the expiration of this Lease.

         (4) RENT: Lessee hereby covenants and agrees to pay, together with any and all sales and use taxes levied upon the use and occupancy of the leased premises as set forth in this lease, during the term hereof, to the Lessor, in advance beginning on the commencement date of this Lease and on the first day of each and every month thereafter, a monthly Base Rent of $656.25 plus sales tax (presently 6%) in the amount of $39.38, [(750 sq ft x $10.50) divided by 12] for a total monthly rent of $695.63. Rent shall be paid to:

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                PELICAN BAY PROFESSIONAL VILLAGE
                P.O. Box 265121
                Daytona Beach, Florida 32126-5121

        Lessee also covenants and agrees to pay a Late Charge not to exceed $25.00 for any payment of monthly rent not received by Lessor on or before the 5th day of each month and for any other payment due Lessor pursuant to the terms and provisions hereof, plus an additional charge not to exceed $2.00 per day for each day thereafter until the rent is paid, unless prior arrangements have been made in writing. In the event any Late Charge is due to Lessor, Lessor shall advise the Lessee in writing, and Lessee shall pay said Late Charge to Lessor along with and in addition to the next payment of monthly rent. Time is of the essence in this Lease.

        All sums due and payable pursuant to the terms and provisions of this Lease shall be only in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment without set-off, abatement, or reduction.

        (6) SECURITY: Lessee has deposited with Lessor the sum of $656.25 as security for the faithful performance and observance by Lessee of the terms, provisions, and conditions of this Lease; it is agreed that in the event Lessee defaults in respect to any of the terms, provisions and conditions of this Lease, including but not limited to, the payment of rent and additional rent, Lessor may use, apply, or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessee's default in respect to any of the terms, covenants, and conditions of this Lease, including but limited to, any damages or deficiency in the reletting of the leased premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Lessor. In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants, and conditions of this Lease, the security shall be returned to Lessee, with interest, after the date fixed as the end of the Lease and after delivery of entire possession of the leased premises to Lessor. In the event of a sale of the land and building of which the leased premises form a part, hereinafter referred to as the building, or leasing of the building, Lessor shall have the right to transfer the security to the vendee or lessee and Lessor shall thereupon be released by Lessee from all liability for the return of such security and Lessee agrees to look to the new Lessor solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Lessor. Lessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

        In the event of any bankruptcy or other proceeding against or by Lessee under Paragraph 35 ("ESTOPPEL LETTER") herein, it is agreed that all such security deposit held hereunder shall be deemed to be applied first to rent and other charges first due to Lessor for all periods prior to the filing of any such proceedings.

        (7) NET RENT: It is the intention of the Lessor and the Lessee that the rent herein specified shall be net to the Lessor throughout the term of this Lease, except as may be otherwise specifically provided in this Lease. All taxes, charges, costs and expenses which the Lessee is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of the Lessee's failure to pay such amounts, and all damages, costs and expenses which the Lessor may incur by reason of any default of the Lessee or failure on the Lessee's part to comply with the terms of this Lease, shall be deemed to be additional rent and, in the event of nonpayment by the Lessee, the Lessor shall have all the rights and remedies with respect thereto as the Lessor has for the nonpayment of the basic rent.

        (8) NOTICES: For the purpose of notice or demand, the respective parties shall be served by certified or registered mail, return receipt requested, addressed to the Lessee or to the Lessor at their respective office address as follows:

                LESSEE:                         LESSOR:
Transworld Nurses, Inc.                 PELICAN BAY PROFESSIONAL VILLAGE
4900 Rt. 33 Suite 100                   P.O. Box 265121
Wall, New Jersey  07753-6804            Daytona Beach, FL  32126-5121

        (9) UTILITIES: The Lessee shall pay for electric utilities furnished to the premises, such as electricity, all of which shall be separately metered, and shall make all necessary utility deposits. Lessor shall not be responsible or liable for any interruption or failure of utility service. Lessor responsible for installation of meters.

       (10) SALES AND USE TAX: Lessee hereby covenants and agrees to pay monthly to the Lessor any sales, use, or other tax, excluding State and/or Federal Income Tax, now or hereafter imposed upon any and all rents or other sum due and payable hereunder by the United States of America, the state, or and political subdivisions thereof, notwithstanding the fact that such statute, ordinance, or enactment imposing the same, may endeavor to impose the tax on the Lessor.

       (11) USE AND POSSESSION:

            (a) It is understood that the leased premises are to be used as an administrative office and for no other purpose whatsoever without the prior written consent of Lessor. In the event Lessee uses the leased premises for purposes not expressly permitted herein, Lessor may terminate this Lease or without notice to Lessee, restrain said improper use by injunction. Lessee shall not use the leased premises for any unlawful purpose or so as to constitute a nuisance. The Lessee, at the expiration of the term, shall deliver up the leased premises in good repair and condition, damages beyond the control of the Lessee, reasonable use, ordinary wear and tear excepted.

            (b) Lessee shall not use or permit the premises to be used for any illegal, immoral or improper purposes or permit any waste, nuisance, disturbance, noise or annoyance whatsoever, detrimental to the premises or to adjoining properties or their occupants. Lessee shall at its own expense comply with all requirements of law and with all ordinances, regulations and orders of any state, county, municipal or other public authority affecting the premises.

        (12) ORDINANCES AND REGULATIONS: Lessee hereby covenants and agrees to comply with all the rules and regulations of the Board of Fire Underwriters, Officers, or Boards of the City, County, and State having jurisdiction over the leased premises, and with all ordinances and regulations of governmental authorities wherein the leased premises are located, at Lessee's sole cost and expense, but only insofar as any of such rules, ordinances, and regulations pertain to the manner in which the Lessee shall use the leased premises; the obligation to comply in every other case and also all cases where such rules, regulations and ordinances require repairs, alterations, changes, or additions to the building (including the leased premises, but not caused by Lessee's use thereof) or building equipment, or any part of either, being hereby expressly assumed by Lessor, and Lessor covenants and agrees to comply with all such rules, regulations, and ordinances with which Lessee has not herein expressly agreed to comply.**

        (13) SIGNS AND DRAPERIES: The Lessee will not place any draperies, signs, advertising matter, or material on the exterior or on the interior, where possible to be seen from the exterior of the leased premises of the building in which the leased premises are located, without the prior written consent of the Lessor. Any lettering or signs placed on the interior of said building shall be for directional purposes only, and such sign and lettering shall be of a type, kind, character, and description to be approved in writing by Lessor.

        (14)  MAINTENANCE AND ALTERATIONS:

                (a) Lessee, by occupancy hereunder, accepts the leased premises as being in good repair and condition. Lessee shall maintain leased premises and every part thereof in good repair and condition, damages by causes beyond the control of the Lessee, reasonable use, ordinary wear and tear excepted. Lessee shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the leased premises caused by Lessee or Lessee's agents, employees, invitees, licensees, or visitors; provided, however, if Lessee fails to make the repairs or replacements, and Lessee shall reimburse the cost to Lessor on demand. Repair, maintenance, and replacement of the airconditioning and heating units shall be Lessor's responsibility.

                (b) Lessee shall make no changes in or to the leased premises of any nature without Lessor's prior written consent. Subject to the prior written consent of Lessor*, and to the provisions of this paragraph, Lessee, at Lessee's expense, may make alterations, installations, additions, or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the leased premises by using contractors or mechanics first approved by Lessor. All fixtures and all paneling, partitions, railings, and like installations, installed in the leased premises at any time, either by Lessee or by Lessor in Lessee's behalf, shall become the property of Lessor and shall remain upon and be surrendered with the leased premises unless Lessor, by notice to Lessee no later than twenty (20) days prior to the date fixed as the termination of this Lease, elects to have them removed from the leased premises by Lessee forthwith, at Lessee's expense. Nothing in this paragraph shall be construed to prevent Lessee's removal of trade fixtures, but upon removal of any such trade fixtures from the leased premises or upon removal of other installations as may be required by Lessor, Lessee shall immediately and at Lessee's expense, repair and restore the leased premises to the condition existing prior to installation and repair any damage to the leased premises or the building due to such removal. All property permitted or required to be removed by Lessee at the end of the term remaining in the leased premises after Lessee's removal shall be deemed abandoned and may, at the election of the Lessor, either be retained as Lessor's property or may be removed from the leased premises by Lessor at Lessee's expense. Lessee shall, before making any alterations, additions, installations, or improvements, at its expense, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approval, and certificates to Lessor, and Lessee agrees to carry worker's compensation, general liability, personal and property damage insurance as Lessor may require. Lessee agrees to obtain and deliver to Lessor, written and unconditional waivers of mechanic's liens upon the real property in which the leased premises are located, for all work, labor, and services to be performed and materials to be furnished in connection with such work, signed by all contractors, subcontractors, materialmen, and laborers to become involved in such work. Notwithstanding the foregoing, if any mechanic's lien is filed against the leased premises or Lessee, whether or not done pursuant to this paragraph, the same shall be discharged by Lessee within ten (10) days thereafter of written notice, at Lessee's expense, by filing the bond required by law.***

        (15) QUIET ENJOYMENT: Subject to the provisions of Paragraph 18 ("EMINENT DOMAIN") hereof, the Lessor covenants and agrees that Lessee, on paying said monthly rent and performing the covenants and conditions

*   not to be unreasonably withheld

** Nothing contained in Paragraphs 11, 12 and 14 shall require or obligate Lessee to perform any structural repairs, alterations or maintenance.

*** Lessor shall be required to maintain in good order and repair parking and common areas and structured portions of the building and its systems.

herein, shall and may peaceably and quietly hold and enjoy the leased premises for the term aforesaid.

        (16) LESSOR'S RIGHT TO INSPECT AND DISPLAY: The Lessor shall have the right, at reasonable times during the term of this Lease, to enter the leased premises for the purpose of examining or inspecting same and of making such repairs or alterations therein as the Lessor shall deem necessary. The Lessor shall also have the right to enter the leased premises upon reasonable notice at reasonable hours for the purpose of displaying said leased premises to prospective tenants within ninety (90) days prior to the termination of this Lease, or at any reasonable time for the purpose of showing the leased premises to a prospective buyer of the building. If, during the last month of the term, Lessee shall have removed all or substantially all of Lessee's property, Lessor may immediately enter the leased premises and prepare them for any future Lessee. Furthermore, the Lessor may allow such future Lessee to occupy the leased premises. These acts shall have no effect upon Lessee's obligation under this lease, and Lessee shall be entitled to no abatement or diminution of rent as a result thereof, except that in the event Lessee makes any payment for the period up until the expiration of this Lease, Lessee shall be entitled to a credit to the extent of such payment.

        (17)    DAMAGE OR DESTRUCTION:

                 (a) If by fire or other casualty the leased premises are totally destroyed or the building is partially damaged or destroyed to the extent of seventy-five per cent (75%) or more of the replacement cost thereof, even though the leased premises may not be damaged, Lessor or Lessee shall have the option of terminating this Lease or any renewal thereof by serving written notice upon the other within thirty (30) days from the date of the casualty and any prepaid rent shall be prorated as of the time of destruction and unearned rent refunded without interest.

                 (b) If by fire or other casualty the leased premises are damaged or partially destroyed to the extent of twenty-five per cent (25%) or more of the replacement cost thereof and the provisions of (a) above are not applicable, then (1) if the unexpired term of the Lease is less than one year, excluding any unexercised renewal option, either may terminate this Lease by serving written notice upon Lessee within ten (10) business days of the date of destruction or Lessor shall restore the leased premises, or (2) if the unexpired term is more than one year excluding renewal option, Lessor shall restore the leased premises, provided same is completed within 45 days of the damage.

                 (c) If by fire or other casualty the leased premises are damaged or partially destroyed to the extent of less than Twenty-five percent (25%) of the replacement cost thereof and the provisions of (a) above are not applicable, Lessor shall restore the leased premises.

                 (d) In the event of damage, all rents paid in advance shall be proportioned as of the date of damage or destruction, and all rent thereafter accruing shall be equitable and proportionately adjusted according to the nature and extent of the destruction or damage, pending completion of rebuilding, restoration or repair by lessor. In the event the destruction or damage is so extensive as to make it unfeasible for the Lessee to conduct Lessee's business on the leased premises, the rent shall be completely abated until the leased premises are restored by the Lessor or until the Lessee resumes use and occupancy of the leased premises, whichever shall first occur. The Lessor shall not be liable for any damage to or any inconvenience or interruption of business of the Lessee or any of its employees, agents, or invitees occasioned by fire or other casualty.

                 (e) Said restoration, rebuilding or repairing shall be at Lessor's sole cost and expense.

                 (f) Lessor shall not be required to carry fire, casualty, or extended coverage insurance on the person or property of the Lessee or any person occupying the leased premises or property which may now or hereafter be placed in the leased premises. Lessor and Lessee each waive all rights and liabilities which each may have against the other party, their agents, employees, and invitees for damage or destruction to the real or personal property owned by said party, except for intentional or malicious destruction or gross negligence. Lessor and Lessee shall provide in any insurance policy a clause providing for and recognizing such waiver of the right of subrogation.

        (18) EMINENT DOMAIN: If the whole or any part of the leased premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Lessee shall have no claim against Lessor or against the total award for the value of any unexpired portion of the Lease term or otherwise, and Lessee shall not be entitled to any part of any award that may be made for such taking, not to any damages therefrom except that the rent shall be adjusted as of the date of such termination of this lease.

        (19) ASSIGNMENT OR SUBLETTING: The Lessee shall not:

             (a) Assign, encumber, dispose of, or convey this Lease or any interest under it;

             (b) Allow any assignment, subletting, or transfer hereof or any lien upon the Lessee's interest by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Lessee under any bankruptcy, insolvency, or reorganization proceedings;

             (c) Sublet the leased premises or any part thereof; or,

             (d) Permit the use or occupancy of the leased premises or any part thereof by anyone other than the Lessee.

If the Lessor shall consent to any assignment or subletting, assignee shall assume all obligations of Lessee hereunder, and neither Lessee nor any assignee shall be relieved of any liability hereunder, and in the event of default by assignee shall not be relieved of any liability hereunder, and in the event of default by assignee in the performance of any of the terms hereof, no notice of such default or demand of any kind need be served on Lessee or assignee to hold him or them liable to Lessor. Notwithstanding any assignment or sublease, Lessee shall remain fully liable and shall not be released from performing any of the terms of this Lease.

Without otherwise limiting Lessor's right to approve or disapprove any assignment or subletting, Lessor intends to withhold its consent to any subletting of the premises or any part thereof if (i) such proposed subletting be to any person, firm, association, or corporation which shall then be a tenant or sub-tenant of Lessor or an occupant of any part of the building or
(ii) such proposed subletting is at a rental rate less than the rental rates than being charged under leases being entered into by Lessor for comparable space in the shopping center, or (iii) such sub-letting is to an agency of any federal, state, or local government, or is an employment or personnel agency or school. Any assignment or subletting of the premises by Lessee without the consent of Lessor shall be, at the option of Lessor, null and void.

        (20) HOLDOVER: It is further covenanted and agreed that if the Lessee, of any approved assignee or sublessee shall continue to occupy the leased premises after the termination of this Lease, without prior written consent of the Lessor, such tenancy shall be Tenancy at Sufferance. Acceptance by the Lessor of rent after such termination shall not constitute a renewal of this Lease or a consent to such occupancy nor shall it waive Lessor's right of re-entry or any other right contained herein.

        (21) ABANDONMENT OR VACATING PREMISES: Lessee shall, during the term of this Lease, occupy the leased premises and shall retain and maintain during normal business hours the furniture, fixtures, and other personal property of Lessee on the leased premises under the supervision or control of one or more officers or employees of Lessee. In the event of a default in the payment of rent, accompanied by either (i) a removal without Lessor's written consent of Lessee's furniture or fixtures, or (ii) a failure of Officers or employees of Lessee to conduct their normal business activities on and from the leased premises for a period of five (5) business days, then such event may, at Lessor's option and without notice to Lessee, be deemed a default and an abandonment by the Lessee of the leased premises and its contents entitling Lessor to retake possession of the leased premises and pursue such remedies as set forth in Paragraph 35 ("Estoppel Letter").

        (22) SUBORDINATION: This Lease and all of the rights of the Lessee hereto are hereby made subject and subordinate at all times to all ground or underlying leases, including any ground leases entered into by the Lessor as Lessee and to all mortgages which may now or hereafter affect such leases or the real property of which the leased premises form a part, and to all renewals, modifications, consolidations, replacements, and extensions thereof. This clause shall be self-operative, and no further instrument of subordination shall be required by any ground or underlying lease Lessor or mortgagee. In confirmation of such subordination, Lessee shall execute promptly any certificate that the Lessor may request. Lessee hereby constitutes and appoints Lessor the Lessee's attorney-in-fact, irrevocably, to execute and deliver such certificate or certificates for and on behalf of the lessee, provided, however, that notwithstanding the foregoing, any such Lessor aforesaid or the party secured by any such mortgagee shall have the right to recognize this Lease and, in the event of re-entry by such Lessor aforesaid or of the party secured by such mortgage or the purchaser under any such foreclosure sale, and the Lessee covenants and agrees that it will, at the written request of any such party, execute, acknowledge, and deliver any instrument that has for its purpose and effect the subordination of this Lease to the lien or rights of all ground or underlying leases and to all mortgages.

        (23)    INDEMNIFICATION:   The Lessor shall not be liable for all
damage or injury to any person or property whether it be the person or property of the Lessee, the Lessee's employees, agents, guests, invitees, or otherwise by reason of Lessee's occupancy of the leased premises or because of fire, flood, windstorm, Acts of God, or for any other reason. The Lessee agrees to indemnify and save harmless the Lessor from and against any and all loss, damage, claim, demand, liability, or expense by reason of damage to person or property which may arise or be claimed to have arisen as a result of the occupancy or use of said leased premises by the Lessee or by reason thereof or in connection therewith, or in any way arising on account of any injury or damage caused to any person or property on or in the leased premises providing, however, that Lessee shall not indemnify as to the loss or damage due to fault of Lessor.

        (24) ADMINISTRATIVE CHARGES: In the event any check, bank draft, or negotiable instrument given for any money payment hereunder shall be dishonored at any time, and from time to time, for any reason whatsoever not attributable to Lessor, Lessor shall be entitled, in addition to any other remedy that may be available, to make an administration charge of $25.00.

        (25) EVENTS OF DEFAULT AND LESSOR'S REMEDIES: All rights and remedies of the Lessor herein enumerated in the event of a default, shall be cumulative and nothing herein shall exclude any other right or remedy allowed by law.

                (a) If any voluntary or involuntary petition or similar proceeding under any section or sections of any bankruptcy act shall be filed by or against Lessee, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Lessee insolvent or unable to pay Lessee's debts, then in any such event Lessor may, if Lessor elects but not otherwise, and with or without notice of election, and with or without entry or action by Lessor, forthwith terminate this lease, and, notwithstanding any other provisions of this lease, Lessor shall forthwith upon such termination be entitled to recover damages in an amount equal to then present value of the rent specified in Paragraph 4 of this Lease for the residue of the stated term hereof.

        (b) If the Lessee defaults in the payment of rent and same is not cured within ten (10) days or in the prompt and full performance of any provision of this Lease and same is not cured within thirty (30) days of written notice thereof, or if the leasehold interest of the Lessee be levied upon under execution or be attached by process of law, or if the Lessee makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of the Lessee, or if the Lessee abandons the leased premises, then and in any such event the Lessor may, if the lessor so elects but not otherwise, and with or without notice of such election and with or without any demand whatsoever, either forthwith terminate this Lease and the Lessee's right to possession of the leased premises, or without terminating this Lease, forthwith terminate the Lessee's right to possession of the leased premises, but the Lessee shall remain liable for damages as permitted by law and as provided for herein.

        (c) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Lessee's right to possession without termination of the Lease, the Lessee shall surrender possession and vacate the leased premises immediately and deliver possession thereof to the Lessor and, without prejudice to any other remedy which Lessor may have, Lessee does hereby grant to the Lessor in such event, full and free license to enter into and upon the leased premises (by picking locks and changing locks if deemed necessary by Lessor) with or without process of law to repossess the leased premises and to expel or remove the Lessee and any others who may be occupying or within the leased premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, and without relinquishing the Lessor's right to rent or any right given to the Lessor hereunder or by operation of law. The Lessee expressly waives the service of any demand for the payment of rent or for possession and the service of any notice of the Lessor's election to terminate this Lease or to re-enter the lease premises, including any and every form of demand and notice prescribed by any statute or other law, and agrees that the simple breach of any covenant or provision of this Lease by the lessee shall, of itself, without the service of any notice or demand whatsoever, permit the exercise by Lessor of any of the remedies provided to Lessor herein.

        (d) If the Lessee abandons the leased premises or otherwise entitles the Lessor so to elect, and the Lessor elects to terminate the Lessee's right to possession only, without terminating the Lease, the Lessor may at the Lessor's option enter into the leased premises, remove the Lessee's signs and other evidences of tenancy, and take and hold possession thereof as in Paragraph (c) provided, without such entry and possession terminating the Lease or releasing the Lessee, in whole or in part, from the Lessee's obligation to pay the rent hereunder for the full term, and in any such case the Lessee shall pay forthwith to the Lessor sum equal to the entire amount of the rent specified in Paragraph 4 of this Lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of the Lease, the Lessor may, but need not, relet the leased premises or any part thereof for the account of the Lessee to any person, firm, or corporation other than the Lessee for such rent, for such time and upon such terms as the Lessor in the Lessor's sole discretion shall determine and the lessor shall not be required to accept any tenant offered by the Lessee about such reletting. In any such case, the Lessor may make repairs, alterations, and additions in or to the leased premises and redecorate the same to the extent deemed by the Lessor necessary or desirable and the Lessee shall, upon demand, pay the cost thereof, together with Lessor's expenses of the reletting. If the consideration collected by the Lessor upon any such reletting for the Lessee's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the cost of repairs, alterations, additions, redecorating and the Lessor's expenses, the Lessee shall, pay to the Lessor the amount of each monthly deficiency upon demand; and if the consideration so collected from and such reletting is more than sufficient to pay the full amount of rent reserved herein together with the costs and expenses of the Lessor, the Lessor, at the end of the stated term of the Lease, shall account for the surplus to the Lessee.

        (e) The Lessee shall pay upon demand all the Lessor's costs, charges, and expenses, including the fees of counsel, leasing agents, and obligations hereunder or incurred by the Lessor in any litigation, negotiation, or transaction in which the Lessee causes the lessor, without the Lessor's fault, to become involved or concerned.

        (f) Lessee hereby irrevocably appoints Lessor as agent and attorney-in-fact of Lessee, to enter upon the Leased premises, in the event of default by Lessee in the payment of any rent herein reserved, or in the performance of any term, covenant, or condition herein contained to be kept or performed by Lessee, and to remove any and all furniture and personal property whatsoever situated upon the leased premises. Any property of Lessee not removed from the leased premises after the end of the term, however terminated, and all property which may be removed from the leased premises by the Lessor pursuant to the authority of this Lease or of law, and to which the Lessee is or may be entitled, may be handled, removed, or stored by Lessor at the risk, cost, and expense of Lessee, and Lessor shall in no event be responsible for the value, preservation, or safekeeping thereof. Lessee shall pay to Lessor, upon demand, all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Lessor's possession or under Lessor's control. Lessor may place such property in storage for the account of, and at the expense of Lessee, and if Lessee fails to pay the cost of storing such property after it has been stored for a period of thirty (30) days or more, Lessor may sell any or all of such property, at public or private sale, in such manner and at such times and places as Lessor in its sole discretion may deem proper, without notice to or demand upon Lessee for the payment of any part of such charges or the removal of any of such property, and shall apply the proceeds of such sale first to the cost and expenses of such sale, including reasonable attorneys' fees; second, to the payment of costs and charges of storing any property; third to the payment of any other sums of money which may then or thereafter be due to Lessor from Lessee under any terms hereof; and, fourth, the balance, if any, to Lessee. The removal and storage of Lessee's property, as above provided, shall not constitute a waiver of Lessor's lien thereon.

        (g) The Lessor may resort to any one or more of such remedies or rights, and adoption of one or more such remedies or rights shall not necessarily prevent the enforcement of others concurrently or thereafter.

        (28) INCREASE IN INSURANCE: Lessee shall not do or permit anything to be done upon, or bring or keep or permit anything to be brought or kept into or on, the leased premises which shall increase the rate of insurance on the building or on the property located herein. If by reason of the failure of Lessee to comply with the terms of this Lease, or by reason of Lessee's occupancy (even though permitted or contemplated by this lease), the insurance rate shall at any time be higher than it would otherwise be, the Lessee shall, at the Lessee's expense, make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction. Lessee agrees to comply with any requirements or recommendations made by Lessor's insurance underwriter inspectors.

        (29) FLOOR LOAD LIMITS: Lessee shall not place a load upon any floor of the leased premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Lessor reserves the right to prescribe the weight and position of all safes, business machines, and mechanical equipment. Such installations shall be placed and maintained by Lessee, at Lessee's expense, in settings sufficient, in Lessor's judgement, to absorb and prevent vibration, noise, and annoyance.

        (30) REPRESENTATIONS: Lessee has examined and knows the condition of the leased premises and has received the same in good order and repair, and no representations as to the condition or repair or otherwise have been made by Lessor or the agent or Lessor prior to or at the execution of this Lease that are not expressed herein.

        (31) DEFAULT UNDER OTHER LEASE: If the terms of any lease, other than this Lease, made by the Lessee for any premises in the building shall be terminated or terminable after the making of this Lease because of any default by the Lessee under such other lease, such fact shall enpower the Lessor, at the Lessor's sole option, to terminate this Lease by notice to the Lessee.

        (32) INSURANCE: The Lessee, at Lessee's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Lessor, during the term hereof, general public liability insurance, insuring the Lessee against any and all liability insurance, insuring the Lessee against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $250,000.00 for injuries to one person and $500,000.00 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $25,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in Florida and shall be delivered to the Lessor, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the term hereof or of the date when the Lessee shall enter into possession, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, the Lessee shall deliver a renewal or replacement policy with proof of the payment of the premium therefore. The Lessee also agrees to and shall save, hold and keep harmless and indemnify the Lessor from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Lessee or the Lessee's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the lessee and conduct of the Lessee's business.

        (33) PARTIAL INVALIDITY: If any term of provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and such term and provision of this Lease shall be invalid and be enforced to the fullest extent permitted by law.

        (34) REVISIONS: This Lease shall not be altered, changed, or amended, except by an instrument in writing signed by both parties hereto. Lessor may at any time change the name or number of the building, remodel or alter the same, or the location of any entrance thereto, or any other portion thereof not occupied by Lessee, and the same shall not constitute a constructive or actual, total or partial eviction.

        (35) ESTOPPEL LETTERS: At any time, and from time to time, upon not less than fifteen (15) days prior written request by Lessor, Lessee shall execute, acknowledge, and deliver to the Lessor a statement in writing certifying whether this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified) stating the modifications and the dates to which the annual rent and other charges have been paid and stating whether or not to the best knowledge of the signer of the certificate, the Lessor is in default in performance of any other covenants, agreements, or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge. It is intended that any such statement furnished by Lessee may be relied upon by Lessor or by any other person or persons having a valid interest therein.

        (36) EASEMENTS: It is expressly agreed that the Lessee does not hereby and shall not by any use hereafter, acquire any right or easement to the use of any door or passageway in any portion of the building or in any premises adjoining such building, except the easement of necessity for ingress and egress, if any, in the doors and passageway directly connecting with leased premises, provided however, it is expressly agreed that the Lessor shall have the right to close or obstruct any door or passageway into or from or connecting with the leased premises and to interfere with the use thereof, whenever Lessor deems it necessary to effect alterations or repairs thereto on, in, and about any premises adjoining such doors or passageways. The use of any door or passageway into or from or connecting with any premises or building adjoining the building in which the premises hereby leased are situated, may be regulated, discontinued, or prohibited at any time by the Lessor without notice to Lessee.

        (37) NON-REINSTATEMENT: No receipt of money by the Lessor from the Lessee after the termination of this lease or after the service of any notice or after the commencement of any suit or after final judgement for possession of the leased premises shall reinstate, continue, or extend the term of this lease or affect any such notice, demand, or suit.

        (38) EFFECT OF SUBMISSION: Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument becomes effective as a lease upon execution and delivery by both Lessor and Lessee.

        (39) LANDLORD-TENANT RELATIONSHIP: Nothing herein contained shall be deemed or construed by the parties hereto, not by any third party, as creating the relationship of principle and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Lessor and Lessee.

        (40) LESSOR'S RIGHTS CUMULATIVE: The various rights, powers, options, elections privileges and remedies of the Lessor, whether provided for in the special clauses or elsewhere in this lease, or whether provided by law or equity, are cumulative and no one of them shall be construed as being exclusive or restrictive of any other.

        (41) SUCCESSORS AND PERMITTED ASSIGNS: This lease shall bind and inure to the benefit of the successors, permitted assigns, heirs, executors, administrators, and legal representatives of the parties hereto.

        (42) NON-WAIVER: No waiver of any covenant or condition of this lease by either party shall be deemed to imply or constitute a further waiver of the same covenant or condition or any other covenant or condition of this Lease.

        (43) CONSTRUCTION OF LANGUAGE: The term "Lease Agreement," or "Agreement" shall be inclusive of each other, also to include renewals, extensions, or modifications of the Lease. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular shall be held to include the plural and the plural to include the singular when the sense requires. The paragraph headings and titles are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

        (44) FORCE MAJEURE: Lessor shall be excused for the period of any delay in the performance of any obligations, hereunder when prevented from so doing by cause or causes beyond such party's control which shall include without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing or through acts of God.

        (45) BROKERAGE: Lessee covenants, warrants and represents to lessor that there was no broker instrumental in consummating this Lease and that no conversation or prior negotiations were had by Lessee with any broker concerning the renting of the Demised Premises. Lessee agrees to protect, indemnify, save and keep harmless against and from all claims, loss cost, damage and expense, including attorney's fees, arising out of or from any claims for brokerage commissions or finders fees resulting from any conversation or negotiations had by Lessee with any broker or any other person.

        (46) ENTIRE AGREEMENT: This Lease contains and embodies the entire agreement of the parties hereto, and no representations, inducements, agreements, oral or otherwise, between the parties not contained and embodied herein shall be of any force or effect, and that same may not be modified, changed, or terminated, in whole or in part, orally or in any other manner than by an agreement in writing duly signed by all of the parties hereto.

        IN WITNESS WHEREOF, Lessee and Lessor have caused this instrument to be executed as of the date first above written, by their respective officers or parties thereunto duly authorized.


Witnesses:                              LESSOR:
                                        PELICAN BAY PROFESSIONAL VILLAGE


                                        By: /s/ Douglas K. Wigley
------------------------------          ---------------------------------
                                        Douglas K. Wigley, General Partner

                                        LESSEE:
                                        Transworld Nurses, Inc.
                                        4900 Rt. 33 Suite 100,
                                        Wall, New Jersey 07753-6804

                                        By:
------------------------------          ---------------------------------



/s/ Jeanne Timmerman                    By: /s/ Kevin M. Buhrman
------------------------------          ---------------------------------
                                                Kevin M. Buhrman